UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                September 1, 2015

OCEANEERING INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10945 (Commission File Number)	95-2628227 (IRS Employer Identification No.)

11911 FM 529 Houston, TX (Address of principal executive offices)	77041 (Zip Code)

Registrant's telephone number, including area code: (713) 329-4500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

During the morning of September 1, 2015, Marvin J. Migura, our Executive Vice President, is delivering a prepared statement to investors at the 2015 Morgan Stanley Summer Houston Energy Summit in Houston, TX. A copy of that statement is included as Exhibit 99.1 to this report.
The reconciliation of the non-GAAP terms adjusted diluted earnings per share and EBITDA used in Mr. Migura's statement can be found in Exhibit 99.1 of our Current Report on Form 8-K dated July 22, 2015.
The information furnished pursuant to this Item 7.01 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Please note that certain statements in the prepared statement are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995 and are subject to the "Safe Harbor" provisions of those statutes. Forward-looking statements are generally accompanied by words such as "estimate," "project," "predict," "believe," "expect," "anticipate," "plan," "guidance," "forecast," "budget," "goal" or other words that convey the uncertainty of future events or outcomes. Among other items, the forward-looking statements in the prepared statement included statements regarding:

•	Our previously-announced earnings estimate for the second half of 2015 and the components of that estimate;

•	Our belief that our second half outlook by business segment, including our assumptions and forecasts, we presented at our second quarter's earnings conference call may have been optimistic;

•	Our statement that expected work is being postponed and the summer call out market and rig contract renewals are weaker than we previously anticipated;

•	Our belief that our earnings can still be within our guidance range as lower Unallocated Expenses will somewhat mitigate the shortfall from operations;

•	Our plan to continue to adjust our cost structure in response to reduced demand for our services and products;

•	Our expectation that the second half reduction in Unallocated Expenses will come mostly from lower incentive and deferred compensation expense;

•	Our anticipated 2015 EBITDA;

•	Our expectation that our liquidity and projected cash flow provide us with ample resources to continue to invest in our future and return capital to our shareholders;

•	Our expectation to reduce our 2015 organic Capex to between $200 million and $250 million;

•	Our belief that we are financially positioned to make additional acquisition investments that augment our services and product offerings, or add technologies;

•	Our intent at this time to continue to pay a quarterly cash dividend, currently $0.27 per quarter;

•	Our statement that other uses of capital may include share repurchases;

•	Our intent to continue our practice of announcing share repurchases, if any, on a quarterly basis;

•	Our belief that our cash flow and liquidity position us well to manage our business through the current low commodity price environment; and

•	Our expectation that, longer-term, deepwater will continue to play a critical role in global oil supply growth required to replace depletion and meet expected demand.

These forward-looking statements are based on our current information and expectations that involve a number of risks, uncertainties, and assumptions. Among the factors that could cause the actual results to differ materially from those indicated in the forward-looking statements are:

•	worldwide demand for oil and gas;

•	general economic and business conditions and industry trends;

•	delays in deliveries of deepwater drilling rigs;

•	delays in deepwater development activities;

•	the ability of the Organization of Petroleum Exporting Countries, or OPEC, to set and maintain production levels;

•	the level of production by non-OPEC countries;

•	the ability of oil and gas companies to generate funds for capital expenditures;

•	domestic and foreign tax policy;

•	laws and governmental regulations that restrict exploration and development of oil and gas in various offshore jurisdictions;

•	technological changes;

•	the political environment of oil-producing regions;

•	the price and availability of alternative fuels; and

•	overall economic conditions.

Should one or more of these risks or uncertainties materialize, or should the assumptions underlying the forward-looking statements prove incorrect, actual outcomes could vary materially from those indicated. For additional information regarding these and other factors that could cause our actual results to differ materially from those expressed in our forward-looking statements, see our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2014 and our subsequent Quarterly Reports on Form 10-Q.

Except as required by applicable law, we do not undertake any obligation to update or revise any of our forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01    Financial Statements and Exhibits.

Exhibits:

			Registration or File Number	Form of Report	Report Date	Exhibit Number

	99.1	Prepared statement by Marvin J. Migura to investors at the 2015 Morgan Stanley Summer Houston Energy Summit in Houston, TX
*	99.2	Reconciliation of GAAP to non-GAAP financial information used in Exhibit 99.1	1-10945	8-K	July 22, 2015	99.1

	*	Exhibit previously filed with the Securities and Exchange Commission, as indicated, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANEERING INTERNATIONAL, INC.

Date:	September 1, 2015	By:	/S/ ROBERT P. MINGOIA
Robert P. Mingoia
Vice President and Treasurer

Index to Exhibits

			Registration or File Number	Form of Report	Report Date	Exhibit Number

	99.1	Prepared statement by Marvin J. Migura to investors at the 2015 Morgan Stanley Summer Houston Energy Summit in Houston, TX
*	99.2	Reconciliation of GAAP to non-GAAP financial information used in Exhibit 99.1	1-10945	8-K	July 22, 2015	99.1

	*	Exhibit previously filed with the Securities and Exchange Commission, as indicated, and incorporated herein by reference.

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